SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                                   Form 8-K/A

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) March 15, 2002

                             CHELL GROUP CORPORATION
             (Exact name of registrant as specified in its charter)

          NEW YORK                      005-524525                112805051
(State or other jurisdiction           (Commission            (IRS Employer of
       incorporation)                   File Number)         Identification No.)

                14 METEOR DRIVE, TORONTO, ONTARIO CANADA, M9W 1A4
               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code (416) 675-6666

         (Former name or former address, if changed since last report.)

Item 2. Acquisition or Disposition of Assets

      On March 15, 2002, Chell Group Corporation (the "Company") closed the Share Purchase Agreement (the "Agreement") dated as of December 13, 2001, as amended, by and among the Company, Chell Merchant Capital Group, Inc., a wholly-owned subsidiary of the Company (the "Buyer"), Melanie Johannesen, Randy Baxandall, Morris Chynoweth, Elaine Chynoweth, the Johannesen Family Trust, the Baxandall Family Trust, the Merc Family Trust, Logicorp Data Systems Ltd. ("Logicorp Data"), 123557 Alberta Ltd. ("123557"), Logicorp Service Group Ltd. ("Logicorp Group") and 591360 Alberta Ltd. ("591360").

      Although not required by New York corporate law, the transaction is subject to shareholder approval for purposes of compliance with Nasdaq Marketplace Rule 4350(i)(1)(D)(ii). Mr. Cameron Chell, the Company's Chief Executive Officer, has executed an irrevocable proxy on behalf of Chell.com, Ltd., the Company's majority shareholder as of the record date set for the upcoming Shareholders' Meeting agreeing to vote its shares to approve the Logicorp transaction at the shareholders' meeting at which such approval will be submitted to the shareholders for ratification. Pursuant to the Logicorp transaction, the Company acquired all of the issued and outstanding securities of Logicorp Data, 123557, Logicorp Group and 591360 (the "Logicorp Securities"). In consideration for such acquisition, in addition to cash payments in the amount of Cdn$1,500,000 and the issuance of Promissory Notes in the amount of Cdn$2,540,000, the Company is issuing to the former shareholders of the Logicorp Securities five million three hundred fifty five thousand (5,355,000) exchangeable shares of the Company's wholly-owned subsidiary Chell Merchant Capital Group ("CMCG"), which are being valued for purposes of the transaction at US$1.20 per share, representing the market price of the Company's shares on the effective date of the Agreement (the "Exchangeable Shares"). Accordingly, such issuance has resulted in an increase of US$6,426,000 million dollars in the Company's shareholders' equity.

      The Exchangeable Shares are exchangeable into shares of the Company's Common Stock on a one for one basis upon the occurrence of the events set forth below and have the same voting rights in the Company as if the Exchangeable Shares were exchanged for Common Stock of the Company. Upon filing a registration statement for 2,677,500 shares of its common stock within six (6) months from the Effective Date and for a further 2,677,500 shares of its common stock within one (1) year from the Effective Dat pursuant to a Registration Rights Agreement, and subject to the rights, privileges, restrictions and conditions set forth in the Articles of Incorporation of Chell Merchant Capital Group, as amended: (a) each of the Sellers may from time to time and at any time thereafter exercise their right to exchange their respective Chell Merchant Capital shares, or such number thereof as they determine, for the Company shares set forth in each registration statement, on a one-for-one basis, (b) the Chell Merchant Capital Group and the Company shall not exchange any Chell Merchant Capital Group Shares for Company Shares without first receiving notice to do so from the Seller or the trustee of the Seller holding the Chell Merchant Capital Group Shares, and then only for such number of shares set forth in such notice, and (c) subject to the filing of the respective registration statements pursuant to the Registration Rights Agreement, each Seller may give one or more notices to the Company for all or any portion of the Chell Merchant Capital Group's Shares.

      The Exchangeable Shares have voting rights in the Company equivalent to the number of shares into which they are exchangeable and are exchangeable into shares of the Company's Common Stock on a one for one basis upon the occurrence of certain events. In addition, the Exchangeable Shares were deposited in escrow at the closing of the transaction and will not be released until the shareholders of the Company ratify the Logicorp transaction and approve the issuance of the shares of the Common Stock of the Company issuable upon the exchange of the Exchangeable Shares. While the Exchangeable Shares are in escrow, the holders of the Exhangeable Shares are not entitled to vote, transfer or encumber such shares, nor are they entitled to dividends.

      Attached as Exhibit "99.1" and made a part hereof is a schedule of the holders of the Exchangeable Shares. We have been advised that such holders do not have an agreement with each other with respect to the voting of the Company's shares. No shareholder or related shareholders are receiving a number of Exchangeable Shares which upon conversion into shares of Common Stock of the Company will be in excess of approximately 12% of the number of issued and outstanding shares of Common Stock of the Company.

      Attached hereto and made a part hereof are Pro Forma financial statements with respect to the Logicorp transaction as of August 31, 2001 the last day of the Company's last fiscal year and December 31, 2001.

Item 7. Financial Statements and Exhibits

Set forth below is a list of the Exhibits applicable to this Current Report on Form 8-K numbered in accordance with Item 601 of Regulation S-K.

(a) Financial Statements of the businesses in which the Registrant acquired securities.

      Balance sheet and statements of income and cash flows of Logicorp Data Systems, Ltd., Logicorp Service Group, Ltd. and 591360 Alberta Ltd. for the fiscal years ended June 30, 2001 and 2000 and 123557 Alberta Ltd for the fiscal years ended October 31, 2001 and 2000.

(b) Pro forma financial data reflecting the combination of the Company and Logicorp Data, 123557, Logicorp Group and 591360 for the periods ended August 31, 2001 and February 28 , 2002.

(c) Set forth below is a list of the Exhibits applicable to this Current Report on Form 8-K, numbered in accordance with Item 601 of Regulation S-K.

Exhibit "2.1"     Share Purchase Agreement by and among Chell Group Corporation,
                  Chell Merchant Capital Group, Inc., Melanie Johannesen, Randy
                  Baxandall, Morris Chynoweth, Elaine Chynoweth, the Johannesen
                  Family Trust, the Baxandall Family Trust, the Merc Family
                  Trust, Logicorp Data Systems Ltd., 123557 Alberta Ltd.,
                  Logicorp Service Group Ltd. and 591360 Alberta Ltd. +

Exhibit 99.1      Resolution of the Directors of Chell Merchant Capital
                  Group, Inc.

+     Incorporated by reference. See Exhibit Index

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           Chell Group Corporation
                                           a New York Corporation

Date: May 22, 2002                         By: /s/ Don Pagnutti
                                           -------------------------------------
                                           Don Pagnutti, Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit
Number            Description of Exhibit
-------           ----------------------

2.1               Share Purchase Agreement by and among
                  Chell Group Corporation, Chell
                  Merchant Capital Group, Inc., Melanie
                  Johannesen, Randy Baxandall,
                  Morris Chynoweth, Elaine Chynoweth,
                  the Johannesen Family Trust, the
                  Baxandall Family Trust, the Merc Family Trust,
                  Logicorp Data Systems
                  Ltd., 123557 Alberta Ltd., Logicorp Service
                  Group Ltd. and 591360 Alberta Ltd.+

99.1              Resolution of the Directors of Chell Merchant
                  Capital Group, Inc.++

+ All Exhibits so indicated are incorporated herein by reference to the exhibit listed above in the Company's Form 8-KA (Date of Report: January 22, 2002) (File No. 0-18066), filed with the Securities and Exchange Commission on January 22, 2002.

++ All Exhibits so indicated are incorporated herein by reference to the exhibit listed above in the Company's Form 8-K/A (Date of Report: March 15, 2002) (File No. 0-18066), filed with the Securities and Exchange Commission on March 21, 2002.

                                   EXHIBIT "A"

================================================================================

                                                      LOGICORP DATA SYSTEMS LTD.

================================================================================

                                                            FINANCIAL STATEMENTS
                                                                   JUNE 30, 2001










                                                                 [LOGO] LOGICORP

================================================================================

                                                      LOGICORP DATA SYSTEMS LTD.

================================================================================

                                                                   JUNE 30, 2001

                                                                        CONTENTS

                                                                            Page
                                                                            ----
AUDITOR'S REPORT                                                             1

FINANCIAL STATEMENTS

Balance Sheet                                                                2

Statement of Loss and Retained Earnings                                      3

Statement of Cash Flows                                                      4

Notes to Financial Statements                                              5 - 9

Schedule of Direct Selling Expenses                                         10

Grant Thornton LLP
Chartered Accountants                                                    [LOGO]
Canadian Member Firm of
Grant Thornton International



Auditors' Report


To the Directors of
Logicorp Service Group Ltd.

We have audited the balance sheet of Logicorp Service Group Ltd. as at June 30, 2001 and the statements of loss and retained earnings and cash flows for the year then ended. These financial statements are the responsibility of the company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in Canada and the United States of America. Those standards require that we plan and perform an audit to obtain reasonable assurance whether the financial statements are free of material misstatements. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.

In our opinion, these financial statements present fairly, in all material respects, the financial position of the company as at June 30, 2001 and the results of its opoerations and cash flows for the year then ended in conformity with accounting principles generally accepted in Canada and the United States of America.



Edmonton, Canada                                       /s/ Grant Thornton LLP
September 6, 2001                                      Chartered Accountants


2400 Scotia Place 1
10060 Jasper Avenue
Edmonton, Alberta
T5J 3R8
Tel: (780) 422-7114
Fax: (780) 426-3208
e-mail: edmonton@GrantThornton.ca

================================================================================

                                                      LOGICORP DATA SYSTEMS LTD.

================================================================================

                                                                   BALANCE SHEET
                                                                   AS AT JUNE 30

                                     ASSETS
                                                           2001          2000
--------------------------------------------------------------------------------
CURRENT
    Accounts receivable (Note 2)                       $ 8,536,751   $ 7,722,714
    Inventory (Note 3)                                     733,139       812,832
    Income taxes receivable                                 35,693        37,945
    Prepaid expenses                                        99,227       121,316
--------------------------------------------------------------------------------
                                                         9,404,810     8,694,807

CAPITAL ASSETS (Note 4)                                  2,173,535     1,751,837
--------------------------------------------------------------------------------
                                                       $11,578,345   $10,446,644
================================================================================

                                  LIABILITIES
CURRENT
    Bank indebtedness (Note 5)                         $ 3,322,930   $ 2,270,523
    Accounts payable and accrued liabilities             5,882,472     6,217,742
    Current portion of amounts Due to RCA Trusts            48,000        48,000
--------------------------------------------------------------------------------
                                                         9,253,402     8,536,265

DUE TO AFFILIATED COMPANY (Note 6)                         561,532       524,445

DUE TO RCA TRUSTS (Note 7)                               1,020,454       863,195

DUE TO RELATED PARTIES (Note 8)                            298,628        73,628
--------------------------------------------------------------------------------
                                                        11,134,016     9,997,533
--------------------------------------------------------------------------------

                              SHAREHOLDER'S EQUITY

SHARE CAPITAL (Note 9)                                          99            99

RETAINED EARNINGS                                          444,230       449,012
--------------------------------------------------------------------------------
                                                           444,329       449,111
--------------------------------------------------------------------------------
                                                       $11,578,345   $10,446,644
================================================================================

Commitments (Note 11)
APPROVED ON BEHALF OF THE BOARD:
_____________________________ Director
_____________________________ Director


                                                                              2.

================================================================================

                                                      LOGICORP DATA SYSTEMS LTD.

================================================================================

                                         STATEMENT OF LOSS AND RETAINED EARNINGS
                                                    FOR THE PERIOD ENDED JUNE 30
                                                         2001            2000
                                                      (12 Months)     (4 Months)
--------------------------------------------------------------------------------
SALES                                                $ 60,460,114    $18,989,310
COST OF SALES                                          56,912,928     17,878,719
--------------------------------------------------------------------------------
GROSS PROFIT                                            3,547,186      1,110,591
SELLING EXPENSES                 (Page 10)              1,417,906        514,761
--------------------------------------------------------------------------------
EARNINGS FROM OPERATIONS                                2,129,280        595,830

GENERAL AND ADMINISTRATIVE EXPENSES

   Advertising and promotion                               55,706         25,267
   Amortization                                            86,350          9,954
   Insurance                                               34,773         13,887
   Interest and bank charges                                  538              4
   Licences, memberships and taxes                         16,959          3,850
   Office expenses                                         58,668          9,789
   Professional fees                                       95,554         59,852
   Rent                                                   105,333         29,661
   Salaries and benefits                                1,155,525        338,093
   Telephone                                               22,465          5,590
   Training                                                24,668          3,736
   Travel                                                  69,801         24,757
--------------------------------------------------------------------------------

    NET EARNINGS BEFORE OTHER REVENUE AND (EXPENSE)     1,726,340        524,440
--------------------------------------------------------------------------------
                                                          402,940         71,390
OTHER REVENUE AND (EXPENSE)
   Interest revenue                                         3,593          2,791
   Retirement compensation agreements                    (400,000)            --
--------------------------------------------------------------------------------
NET EARNINGS BEFORE INCOME TAX                              6,533         74,181

PROVISION FOR INCOME TAXES                                 11,315          7,903
--------------------------------------------------------------------------------
NET (LOSS) EARNINGS                                        (4,782)        66,278

RETAINED EARNINGS, beginning of year                      449,012        382,734
--------------------------------------------------------------------------------
RETAINED EARNINGS, end of year                       $    444,230    $   449,012
================================================================================


                                                                              3.

================================================================================

                                                      LOGICORP DATA SYSTEMS LTD.

================================================================================

                                                         STATEMENT OF CASH FLOWS
                                                    FOR THE PERIOD ENDED JUNE 30
                                                         2001           2000
                                                     (12 Months)     (4 Months)
-------------------------------------------------------------------------------
CASH PROVIDED BY OPERATING ACTIVITIES
    Net (loss) Earnings                             $    (4,782)    $    66,278
    Items not requiring an outlay of cash:
        Amortization                                    249,336          69,005
-------------------------------------------------------------------------------
                                                        244,554         135,283
CHANGES IN NON-CASH WORKING CAPITAL BALANCES
    Accounts receivable                                (814,037)      1,089,473
    Inventories                                          79,693        (110,692)
    Prepaid expenses and deferred charges                22,089         (40,512)
    Accounts payable and accrued liabilities           (335,270)     (1,591,078)
    Income taxes payable                                  2,252           1,583
-------------------------------------------------------------------------------
                                                       (800,719)       (515,943)
--------------------------------------------------------------------------------

FINANCING ACTIVITIES
    Advances from (to) shareholders                     225,000              --
    Advances from related parties                        37,087        (240,126)
    Increase (decrease) in Due to RCA Trusts            157,259         (38,353)
-------------------------------------------------------------------------------
                                                      1,471,753         578,424
-------------------------------------------------------------------------------

INVESTING ACTIVITIES
    Additions to capital assets                        (671,034)        (62,481)
-------------------------------------------------------------------------------

INCREASE IN CASH                                             --              --

CASH AND CASH EQUIVALENTS, beginning of year                 --              --

-------------------------------------------------------------------------------
CASH AND CASH EQUIVALENTS, end of year              $        --     $        --
===============================================================================


                                                                              4.

================================================================================

                                                      LOGICORP DATA SYSTEMS LTD.

================================================================================

                                               NOTES TO THE FINANCIAL STATEMENTS

                                                                   JUNE 30, 2001

--------------------------------------------------------------------------------

1.    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

      (a)   Nature of operations

            The company is a computer service organization which specializes in the supply and integration of computer products, with branches in Vancouver, Calgary, Edmonton and Saskatoon. The company serves both large and small organizations and is particularly valued by organizations having complex data and communication configurations.

      (b)   Cash and Cash equivalents

            Cash and cash equivalents include cash on hand and balances with bank.

      (c)   Inventory

            Inventory is valued at the lower of cost and net realizable value. Cost is determined on a first-in, first-out basis.

      (d)   Capital Assets

            Capital assets are recorded at cost. Amortization is provided annually at rates calculated to write-off the assets over their estimated useful lives as follows:

                Automotive equipment            30% diminishing balance
                Computer equipment              30% diminishing balance
                Computer software               30% diminishing balance
                Leasehold improvements          20% diminishing balance
                Office equipment                20% diminishing balance
                Small tools                    100% diminishing balance

      (e)   Revenue Recognition

            For product sold, revenue is recognized when the product is shipped. For maintenance contracts, revenue is recognized when the service has been provided.

      (f)   Use of Estimates

            In preparing the company's financial statements, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and reported amounts of revenue and expenses during the period. Actual results could differ from these estimates.


                                                                              5.

================================================================================

                                                      LOGICORP DATA SYSTEMS LTD.

================================================================================

                                               NOTES TO THE FINANCIAL STATEMENTS

                                                                   JUNE 30, 2001
--------------------------------------------------------------------------------

2.    ACCOUNTS RECEIVABLE
                                                     2001               2000
      -------------------------------------------------------------------------

      Trade accounts receivable                    8,591,938          7,722,714
      Allowance for doubtful accounts                (55,187)                --

      -------------------------------------------------------------------------
                                                   8,536,751          7,722,714
      =========================================================================

3.    INVENTORY
                                                     2001               2000
      -------------------------------------------------------------------------

      Inventory for resale                           825,231            890,863
      Provision for obsolete inventory               (92,092)           (78,031)

      -------------------------------------------------------------------------
                                                     733,139            812,832
      =========================================================================

4.    CAPITAL ASSETS

                                                                               2001            2000
                                                         Accumulated       Net Book        Net Book
                                             Cost        Amortization         Value           Value
      ----------------------------------------------------------------------------------------------
      Automobiles                         $   23,300      $   12,027      $   11,273      $      318
      Computer equipment                   1,159,056         332,860         826,196         923,767
      Computer software                      888,611          28,985         859,626         325,399
      Leasehold improvements                 142,004          60,883          81,121          80,531
      Office furniture and equipment         662,885         267,566         395,319         421,822
      Small tools                                791             791              --              --
      ----------------------------------------------------------------------------------------------
                                          $2,876,647      $  703,112      $2,173,535      $1,751,837
      ==============================================================================================

5.    BANK INDEBTEDNESS

      Bank indebtedness bears interest at 7.07% and consists of the following:
                                                     2001               2000
      -------------------------------------------------------------------------

      Bank overdraft                              $  927,112         $  615,523
      Operating line of credit                     2,395,818          1,655,000
      -------------------------------------------------------------------------

                                                  $3,322,930         $2,270,523
      =========================================================================


                                                                              6.

================================================================================

                                                      LOGICORP DATA SYSTEMS LTD.

================================================================================

                                               NOTES TO THE FINANCIAL STATEMENTS

                                                                   JUNE 30, 2001
--------------------------------------------------------------------------------

      As collateral for the bank indebtedness the company has provided a General Security Agreement, a guarantee and postponement of claim for amounts owed to Directors, related companies and RCA Trusts. in addition, the company's Directors have provided guarantees in the amount of $1,050,000. Credit available under the operating line of credit is $3,000,000. The operating line of credit is reviewed annually by the bank. The next scheduled review date is Nov 30, 2001.

6.    DUE TO AFFILIATED COMPANY

      The amounts due to Logicorp Service Group Inc. are unsecured, non-interest bearing and have no specific terms of repayment.

7.    DUE TO RCA TRUSTS

      The retirement compensation trusts were set up pursuant to section 248(1) of the Income Tax Act of Canada to provide retirement income to the three individuals who own Logicorp. Logicorp has no current or future obligation to fund theses trusts other than the obligation stated here.

                                                                             2001           2000
      --------------------------------------------------------------------------------------------
      Amounts due to retirement compensation agreements (RCA) trusts      $1,068,454      $911,195
      Less amounts due within one year                                        48,000        48,000
      --------------------------------------------------------------------------------------------

                                                                          $1,020,454      $863,195
      ============================================================================================

      The amounts due to the RCA Trusts are secured by promissory notes repayable in quarterly installments of $12,000 plus interest at prime + 4 3/4%.

      Estimated principal repayments in each of the next five years is as follows:

                   2002                        $  48,000
                   2003                           48,000
                   2004                           48,000
                   2005                           48,000
                   Subsequent                    876,454

8.    DUE TO RELATED PARTIES

      Amounts due to related parties are unsecured, non-interest bearing and have no specific terms of repayment.

                                                      2001               2000
      -------------------------------------------------------------------------

      Due to (from) Directors                       $ 19,794          $ (55,206)
      Due to Director's Family Trusts                200,000            100,000
      Due to other related parties                    78,834             28,834
      -------------------------------------------------------------------------
                                                    $298,628          $  73,628
      ==========================================================================


                                                                              7.

================================================================================

                                                      LOGICORP DATA SYSTEMS LTD.

================================================================================

                                               NOTES TO THE FINANCIAL STATEMENTS

                                                                   JUNE 30, 2001
--------------------------------------------------------------------------------

9.    SHARE CAPITAL
      Class A common voting shares
      Class B common voting shares
      Class C preferred shares

                                                       2001               2000
      -------------------------------------------------------------------------
      Issued
      1,980 Class A common voting shares              $   99             $   99
      =========================================================================

10.   RELATED PARTY TRANSACTIONS

      The company is affiliated with Logicorp Service Group Inc. by virtue of common control. During the year the company purchased services from Logicorp Service Group Inc. and charged fees to Logicorp Service Group Inc. as follows:

                                                       2001                2000
-------------------------------------------------------------------------------

     Services Purchased                            1,674,325          $ 633,456
     Administrative support charged               $  780,392          $ 474,000

      The administrative support consists of rent allocation, business taxes, insurance, administrative wages and other administration charges paid by the company on behalf of Logicorp Service Group Ltd..

11.   LEASE COMMITMENTS

      The company leases office space and equipment for its operations in Edmonton, Calgary, Vancouver and Saskatoon. Lease terms vary from four to six years. Base lease payable for the next five years as follows.

                     2002                     $ 530,000
                     2003                       530,000
                     2004                       530,000
                     2005                       530,000
                     2006                       530,000

12.   FINANCIAL INSTRUMENTS

      Financial instruments consist of accounts receivable, bank indebtedness, accounts payable and accrued liabilities, amounts due to affiliated company, amounts due to RCA trusts and amounts due to related parties.

      Credit risk

      The company is subject to credit risk through trade receivables. Credit risk is minimized by a large


                                                                              8.

================================================================================

                                                      LOGICORP DATA SYSTEMS LTD.

================================================================================

                                               NOTES TO THE FINANCIAL STATEMENTS

                                                                   JUNE 30, 2001
--------------------------------------------------------------------------------

      customer base and its geographic dispersion. The company maintains provisions for potential credit losses and any such losses to date have been within management's expectations.

      Fair value of financial instruments

      The carrying value of accounts receivable, bank indebtedness, accounts payable and accrued liabilities approximate fair value because of the near term maturity of these instruments. It was not practicable to determine the fair value of amounts due to affiliated company, RCA trusts or related parties as there is no secondary market for these financial instruments.

      Interest rate risk

      Bank indebtedness bears interest at a floating rate. The floating rate debt is subject to interest rate cash flow risk, as the required cash flows to service the debt will fluctuate as a result of changes in market rates. It is management's opinion that interest rate risk is not significant.

13.   COMPARATIVE FIGURES

      Certain of the prior year's figures have been reclassified to conform reporting standards acceptable in the United States of America. As such, internally used inventory for sale previously classified as inventory in current assets, has been classified as capital assets in the long-term section.

      In the previous year the company changed its fiscal year end from February 29 to June 30 to better reflect the natural operating cycle of the business. As a result, the comparative figures contain four months of operating results.


                                                                              9.

                                             SCHEDULE OF DIRECT SELLING EXPENSES

                                                    FOR THE PERIOD ENDED JUNE 30

                                                         2001            2000
                                                      (12 Months)     (4 Months)
--------------------------------------------------------------------------------

DIRECT SELLING EXPENSES

    Advertising and promotion                            135,445          71,397
    Amortization                                         162,986          59,051
    Bad debt expense                                      43,589              --
    Insurance                                             18,214           4,312
    Interest and bank charges                            310,484          59,795
    Licences, memberships and taxes                       28,181           9,464
    Office expenses                                      195,273          49,288
    Presentation expense                                      --          10,000
    Professional fees                                     13,317          25,079
    Rent                                                  55,665          18,268
    Salaries and benefits                                334,014         138,333
    Telephone                                             69,217          20,607
    Training                                              33,294           9,597
    Travel                                                18,227          39,570
    ----------------------------------------------------------------------------
                                                       1,417,906         514,761
    ============================================================================


                                                                             10.

================================================================================

                                                      LOGICORP DATA SYSTEMS LTD.

================================================================================

                                                            FINANCIAL STATEMENTS
                                                                   JUNE 30, 2000










                                                                 [LOGO] LOGICORP

================================================================================

                                                      LOGICORP DATA SYSTEMS LTD.

================================================================================

                                                                   JUNE 30, 2000

                                                                        CONTENTS

                                                                            Page
                                                                            ----
AUDITOR'S REPORT                                                             1

FINANCIAL STATEMENTS

Balance Sheet                                                                2

Statement of Loss and Retained Earnings                                      3

Statement of Cash Flows                                                      4

Notes to Financial Statements                                              5 - 8

Schedule of Direct Selling Expenses                                         10

Grant Thornton LLP
Chartered Accountants                                                    [LOGO]
Management Consultants
Canadian Member of
Grant Thornton International

Auditors' Report

To the Directors of
Logicorp Data Systems Ltd.

We have audited the balance sheet of Logicorp Data Systems Ltd. as at June 30, 2000 and the statements of income and retained earnings and cash flows for the period then ended. These financial statements are the responsibility of the company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in Canada and the United States of America. Those standards require that we plan and perform an audit to obtain reasonable assurance whether the financial statements are free of material misstatements. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.

In our opinion, these financial statements present fairly, in all material respects, the financial position of the company as at June 30, 2000 and the results of its operations and cash flows for the period then ended in conformity with accounting principles generally accepted in Canada and the United States of America.



Edmonton, Canada                                       /s/ Grant Thornton LLP
November 2, 2000                                      Chartered Accountants


2400 Scotia Place 1
10060 Jasper Avenue
Edmonton, Alberta
T5J 3R8
Tel: (780) 422-7114
Fax: (780) 426-3208
e-mail: edmonton@GrantThornton.ca

                                                                              1.

================================================================================

                                                      LOGICORP DATA SYSTEMS LTD.

================================================================================

                                                                   BALANCE SHEET
                                                                           AS AT

                                     ASSETS
                                                  JUNE 30, 2000     Feb 29, 2000
--------------------------------------------------------------------------------
CURRENT
    Accounts receivable                             $ 7,722,714      $ 8,812,187
    Inventory (Note 2)                                  812,832          702,140
    Income taxes receivable                              37,945           39,528
    Prepaid expenses                                    121,316           80,804
--------------------------------------------------------------------------------
                                                      8,694,807        9,634,659

CAPITAL ASSETS (Note 3)                               1,751,837        1,758,360
--------------------------------------------------------------------------------
                                                    $10,446,644      $11,393,019
================================================================================

                                  LIABILITIES
CURRENT
    Bank indebtedness (Note 4)                      $ 2,270,523      $ 1,413,620
    Accounts payable and accrued liabilities          6,217,742        7,808,819
    Current portion of amounts Due to RCA Trusts         48,000           48,000
--------------------------------------------------------------------------------
                                                      8,536,265        9,270,439

DUE TO AFFILIATED COMPANY (Note 5)                      524,445          764,571

DUE TO RCA TRUSTS (Note 6)                              863,195          901,548

DUE TO SHAREHOLDERS (Note 7)                             73,628           73,628
--------------------------------------------------------------------------------
                                                      9,997,533       11,010,186
--------------------------------------------------------------------------------

                              SHAREHOLDER'S EQUITY

SHARE CAPITAL (Note 8)                                       99               99

RETAINED EARNINGS                                       449,012          382,734
--------------------------------------------------------------------------------
                                                        449,111          382,833
--------------------------------------------------------------------------------
                                                    $10,446,644      $11,393,019
================================================================================

Commitments (Note 10)
APPROVED ON BEHALF OF THE BOARD:
_____________________________ Director
_____________________________ Director


                                                                              2.

================================================================================

                                                      LOGICORP DATA SYSTEMS LTD.

================================================================================

                                       STATEMENT OF INCOME AND RETAINED EARNINGS
                                                            FOR THE PERIOD ENDED

                                                   JUNE 30, 2000   Feb 29, 2000
                                                     (4 Months)     (12 Months)
-------------------------------------------------------------------------------
SALES                                                $18,989,310   $ 53,501,788
COST OF SALES                                         17,878,719     49,854,443
-------------------------------------------------------------------------------
GROSS PROFIT                                           1,110,591      3,647,345
SELLING EXPENSES (Page 10)                               514,761      1,726,496
-------------------------------------------------------------------------------
EARNINGS FROM OPERATIONS                                 595,830      1,920,849

GENERAL AND ADMINISTRATIVE EXPENSES

   Advertising and promotion                              25,267         87,611
   Amortization                                            9,954         57,328
   Insurance                                              13,887         42,949
   Interest and bank charges                                   4         10,270
   Licences, memberships and taxes                         3,850          6,731
   Office expenses                                         9,789         49,520
   Professional fees                                      59,852         84,335
   Rent                                                   29,661         26,732
   Salaries and benefits                                 338,093      1,056,149
   Telephone                                               5,590         13,315
   Training                                                3,736         22,764
  Travel                                                  24,757         38,617
-------------------------------------------------------------------------------
NET EARNINGS BEFORE OTHER REVENUE AND (EXPENSE)          524,440      1,496,321
-------------------------------------------------------------------------------
                                                          71,390        424,528
OTHER REVENUE AND (EXPENSE)
   Interest revenue                                        2,791          3,449
   Retirement compensation agreements                         --       (450,000)
-------------------------------------------------------------------------------
NET EARNINGS (LOSS) BEFORE INCOME TAX                     74,181        (22,023)

PROVISION FOR INCOME TAXES                                 7,903             --
-------------------------------------------------------------------------------
NET EARNINGS (LOSS)                                       66,278        (22,023)

RETAINED EARNINGS,  beginning of period                  382,734        404,757
-------------------------------------------------------------------------------
RETAINED EARNINGS,  end of period                    $   449,012   $    382,734
================================================================================


                                                                              3.

================================================================================

                                                      LOGICORP DATA SYSTEMS LTD.

================================================================================

                                                         STATEMENT OF CASH FLOWS
                                                            FOR THE PERIOD ENDED

                                                   JUNE 30, 2000   Feb 29, 2000
                                                     (4 Months)     (12 Months)
-------------------------------------------------------------------------------
CASH PROVIDED BY OPERATING ACTIVITIES
    Net Earnings (loss)                             $    66,278     $   (22,023)
    Items not requiring an outlay of cash:
        Amortization                                     69,005         231,357
-------------------------------------------------------------------------------
                                                        135,283         209,334
CHANGES IN NON-CASH WORKING CAPITAL BALANCES
    Accounts receivable                               1,089,473      (1,559,053)
    Inventories                                        (110,692)      1,928,631
    Prepaid expenses and deferred charges               (40,512)        (10,248)
    Accounts payable and accrued liabilities         (1,591,077)        792,304
    Income taxes payable                                  1,583         (48,036)
-------------------------------------------------------------------------------
                                                       (515,942)      1,312,932
--------------------------------------------------------------------------------
FINANCING ACTIVITIES
    Advances from (to) shareholders                          --          75,000
    Advances (to) from related parties                 (240,126)        568,278
    (Decrease) increase in Due to RCA Trusts            (38,353)        234,738
    (Increase) decrease in Bank indebtedness            856,903        (389,533)
-------------------------------------------------------------------------------
                                                        578,424         488,483
--------------------------------------------------------------------------------
INVESTING ACTIVITIES
    Additions to capital assets                         (62,482)     (1,801,415)
------------------------------------------------------------------------------
INCREASE IN CASH                                             --              --

CASH AND CASH EQUIVALENTS, beginning of period               --              --
-------------------------------------------------------------------------------
CASH AND CASH EQUIVALENTS, end of period            $        --     $        --
===============================================================================


                                                                              4.

================================================================================

                                                      LOGICORP DATA SYSTEMS LTD.

================================================================================

                                               NOTES TO THE FINANCIAL STATEMENTS

                                                                   JUNE 30, 2000

--------------------------------------------------------------------------------

1.    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

      (a)   Nature of operations

            The company is a computer service organization which specializes in the supply and integration of computer products, with branches in Vancouver, Calgary, Edmonton and Saskatoon. The company serves both large and small organizations and is particularly valued by organizations having complex data and communication configurations.

      (b)   Cash and Cash equivalents

            Cash and cash equivalents include cash on hand and balances with bank.

      (c)   Inventory

            Inventory is valued at the lower of cost and net realizable value. Cost is determined on a first-in, first-out basis.

      (d)   Capital Assets

            Capital assets are recorded at cost. Amortization is provided annually at rates calculated to write-off the assets over their estimated useful lives as follows:

                  Automotive equipment          30% diminishing balance
                  Computer equipment            30% diminishing balance
                  Computer software             30% diminishing balance
                  Leasehold improvements        20% diminishing balance
                  Office equipment              20% diminishing balance
                  Small tools                  100% diminishing balance

      (e)   Revenue Recognition

            For product sold, revenue is recognized when the product is shipped. For maintenance contracts, revenue is recognized when the service has been provided.

      (f)   Use of Estimates

            In preparing the company's financial statements, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and reported amounts of revenue and expenses during the period. Actual results could differ from these estimates.


                                                                              5.

================================================================================

                                                      LOGICORP DATA SYSTEMS LTD.

================================================================================

                                               NOTES TO THE FINANCIAL STATEMENTS

                                                                   JUNE 30, 2000
--------------------------------------------------------------------------------

2.    INVENTORY

                                                 JUNE 30, 2000      Feb 29, 2000
      -------------------------------------------------------------------------

      Inventory for resale                           890,863            780,171
      Provision for obsolete inventory               (78,031)           (78,031)

      -------------------------------------------------------------------------
                                                     812,832            702,140
      =========================================================================

3.    CAPITAL ASSETS

                                                                       JUNE 30, 2000    Feb 29, 2000
                                                         Accumulated        Net Book        Net Book
                                             Cost        Amortization          Value           Value
      ----------------------------------------------------------------------------------------------
      Automobiles                         $   10,300      $    9,982      $      318      $      353
      Computer equipment                   1,125,923         202,156         923,767         931,258
      Computer software                      346,397          20,998         325,399         190,485
      Leasehold improvements                 123,452          42,921          80,531         188,481
      Office furniture and equipment         598,753         176,931         421,822         447,783
      Small tools                                791             791              --              --
      ----------------------------------------------------------------------------------------------
                                          $2,205,616      $  453,779      $1,751,837      $1,758,360
      ==============================================================================================

4.    BANK INDEBTEDNESS

      Bank indebtedness bears interest at 8.5% and consists of the following:


                                               JUNE 30, 2000        Feb 29, 2000
      --------------------------------------------------------------------------

      Bank overdraft                              $  615,523          $  488,620
      Operating line of credit                     1,655,000             925,000
      --------------------------------------------------------------------------

                                                  $2,270,523          $1,413,620
      ==========================================================================

      As collateral for the bank indebtedness the company has provided a General Security Agreement, guarantee and postponement of claim in the amount of $425,000 from Logicorp Service Group Inc. and guarantees in the amount of $1,800,000 from the Company's Directors. Credit available under the operating line of credit is $2,000,000. The operating line of credit is reviewed annually by the bank. The next scheduled review date is Nov 30, 2000.


                                                                              6.

================================================================================

                                                      LOGICORP DATA SYSTEMS LTD.

================================================================================

                                               NOTES TO THE FINANCIAL STATEMENTS

                                                                   JUNE 30, 2000
--------------------------------------------------------------------------------

5.    DUE TO AFFILIATED COMPANY

      The amounts due to Logicorp Service Group Inc. are unsecured, non-interest bearing and have no specific terms of repayment.

6.    DUE TO RCA TRUSTS

      The retirement compensation trusts were set up pursuant to section 248(1) of the Income Tax Act of Canada to provide retirement income to the three individual shareholders who own Logicorp. Logicorp has no current or future obligation to fund theses trusts other than the obligation stated here.

                                                                     JUNE 30, 2000  Feb 29, 2000
      ------------------------------------------------------------------------------------------
      Amounts due to retirement compensation agreements (RCA) trusts      $911,195      $949,548
      Less amounts due within one year                                      48,000        48,000
      ------------------------------------------------------------------------------------------

                                                                          $863,195      $901,548
      ==========================================================================================

      The amounts due to the RCA Trusts are secured by promissory notes repayable in quarterly installments of $12,000 plus interest at prime + 4 3/4%.

      Estimated principal repayments in each of the next five years is as follows:

                    2000                        $  48,000
                    2001                           48,000
                    2002                           48,000
                    2003                           48,000
                    Subsequent                    719,195

7.    DUE FROM (TO) SHAREHOLDERS

      Amounts due from (to) shareholders are unsecured, non-interest bearing and have no specific terms of repayment.

8.    SHARE CAPITAL

      Class A common voting shares
      Class B common voting shares
      Class C preferred shares

                                                   JUNE 30, 2000   Feb 29, 2000
      --------------------------------------------------------------------------

      Issued
      1,980 Class A common voting shares               $  99           $  99
      ==========================================================================


                                                                              7.

================================================================================

                                                      LOGICORP DATA SYSTEMS LTD.

================================================================================

                                               NOTES TO THE FINANCIAL STATEMENTS

                                                                   JUNE 30, 2000
--------------------------------------------------------------------------------

9.    RELATED PARTY TRANSACTIONS

      The company is affiliated with Logicorp Service Group Inc. by virtue of common control. During the year the company purchased services from Logicorp Service Group Inc. and charged fees to Logicorp Service Group Inc. as follows:

                                               JUNE 30, 2000        Feb 29, 2000
      --------------------------------------------------------------------------
      Services Purchased                            633,456          $1,804,344
      Administrative support charged               $474,000          $1,035,000

      The administrative support consists of rent allocation, business taxes, insurance, administrative wages and other administration charges paid by the company on behalf of Logicorp Service Group Inc.

10.   LEASE COMMITMENTS

      The company leases office space and equipment for its operations in Edmonton, Calgary, Vancouver and Saskatoon. Lease terms vary from four to six years. Base lease payable for the next five years as follows.

                       2001                     $ 495,000
                       2002                       495,000
                       2003                       495,000
                       2004                       495,000
                       2005                       495,000

11.   FINANCIAL INSTRUMENTS

      Financial instruments consist of accounts receivable, bank indebtedness, accounts payable and accrued liabilities, amounts due to affiliated company, amounts due to RCA trusts and amounts due to related parties.

      Credit risk

      The company is subject to credit risk through trade receivables. Credit risk is minimized by a large customer base and its geographic dispersion. The company maintains provisions for potential credit losses and any such losses to date have been within management's expectations.

      Fair value of financial instruments

      The carrying value of accounts receivable, bank indebtedness, accounts payable and accrued liabilities approximate fair value because of the near term maturity of these instruments. It was not practicable to determine the fair value of amounts due to affiliated company, RCA trusts or related parties as there is no secondary market for these financial instruments.


                                                                              8.

================================================================================

                                                      LOGICORP DATA SYSTEMS LTD.

================================================================================

                                               NOTES TO THE FINANCIAL STATEMENTS

                                                                   JUNE 30, 2000
--------------------------------------------------------------------------------

      Interest rate risk

      Bank indebtedness bears interest at a floating rate. The floating rate debt is subject to interest rate cash flow risk, as the required cash flows to service the debt will fluctuate as a result of changes in market rates. It is management's opinion that interest rate risk is not significant.

12.   COMPARATIVE FIGURES

      Certain of the prior year's figures have been reclassified to conform reporting standards acceptable in the United States of America. As such, internally used inventory for sale previously classified as inventory in current assets, has been classified as capital assets in the long-term section.

13.   CHANGE OF FISCAL YEAR

      The company has changed its fiscal year end from February 29 to June 30 to better reflect the natural operating cycle of the business. As a result, the current period contains four months of operating results.


                                                                              9.

                                             SCHEDULE OF DIRECT SELLING EXPENSES
                                                            FOR THE PERIOD ENDED

                                                  JUNE 30, 2000     Feb 29, 2000
                                                    (4 Months)       (12 Months)
-------------------------------------------------------------------------------

DIRECT SELLING EXPENSES

    Advertising and promotion                          71,397           240,732
    Amortization                                       59,051           174,029
    Bad debt expense                                       --             5,542
    Insurance                                           4,311             8,894
    Interest and bank charges                          59,793           199,489
    Licences, memberships and taxes                     9,464            35,658
    Office expenses                                    49,287           164,965
    Presentation expense                               10,000                --
    Professional fees                                  25,079            42,052
    Rent                                               18,270            (4,000)
    Salaries and benefits                             138,335           387,539
    Telephone                                          20,607           129,013
    Training                                            9,597            80,983
    Travel                                             39,569           261,600
    ---------------------------------------------------------------------------
                                                      514,760         1,726,496
    ===========================================================================


                                                                             10.

================================================================================

                                                     LOGICORP SERVICE GROUP LTD.

================================================================================

                                                            FINANCIAL STATEMENTS
                                                                   JUNE 30, 2001










                                                                 [LOGO] LOGICORP

================================================================================

                                                     LOGICORP SERVICE GROUP LTD.

================================================================================

                                                                            2001

                                                                        CONTENTS

                                                                            Page
                                                                            ----
AUDITORS' REPORT                                                             1

FINANCIAL STATEMENTS

Balance Sheet                                                                2

Statements of Earnings and Deficit                                           3

Statement of Cash Flows                                                      4

Notes to the Financial Statements                                          5 - 7

Grant Thornton LLP
Chartered Accountants                                                    [LOGO]
Canadian Member Firm of
Grant Thornton International



Auditors' Report


To the Directors of
Logicorp Service Group Ltd.

We have audited the balance sheet of Logicorp Service Groups Ltd. as at June 30, 2001 and the statements of loss and retained earnings and cash flows for the year then ended. These financial statements are the responsibility of the company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in Canada and the United States of America. Those standards require that we plan and perform an audit to obtain reasonable assurance whether the financial statements are free of material misstatements. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.

In our opinion, these financial statements present fairly, in all material respects, the financial position of the company as at June 30, 2001 and the results of its opoerations and cash flows for the year then ended in conformity with accounting principles generally accepted in Canada and the United States of America.



Edmonton, Canada                                       /s/ Grant Thornton LLP
September 6, 2001                                      Chartered Accountants


2400 Scotia Place 1
10060 Jasper Avenue
Edmonton, Alberta
T5J 3R8
Tel: (780) 422-7114
Fax: (780) 426-3208
e-mail: edmonton@GrantThornton.ca

================================================================================

                                                     LOGICORP SERVICE GROUP LTD.

================================================================================

                                                                   BALANCE SHEET
                                                                   AS AT JUNE 30

                                     ASSETS
                                                      2001               2001
-------------------------------------------------------------------------------
CURRENT
    Cash and cash equivalents                       $   6,374         $   3,940
    Accounts receivable                                42,964            98,298
    Income taxes receivable                                --            28,613
    Prepaid expenses                                       --                43
-------------------------------------------------------------------------------
                                                       49,338           130,894

DUE FROM AFFILIATED COMPANY (Note 2)                  561,532           524,445

GOODWILL                                                    1                 1
-------------------------------------------------------------------------------
                                                    $ 610,871         $ 655,340
===============================================================================

                                  LIABILITIES

CURRENT
    Salaries and wages payable                      $     253         $   6,293
    Income taxes payable                               13,602                --
    Due to related parties (Note 3)                   161,581           150,000
-------------------------------------------------------------------------------
                                                      175,436           156,293

DEFERRED REVENUE (Note 4)                             458,446           521,965
-------------------------------------------------------------------------------
                                                      633,882           678,258
-------------------------------------------------------------------------------

                            SHAREHOLDERS' DEFICIENCY

SHARE CAPITAL (Note 5)                                     31                31

DEFICIT                                               (23,042)          (22,949)
-------------------------------------------------------------------------------
                                                      (23,011)          (22,918)
-------------------------------------------------------------------------------
                                                    $ 610,871         $ 655,340
===============================================================================

APPROVED ON BEHALF OF THE BOARD:
_____________________________ Director
_____________________________ Director

              See accompanying notes to the financial statements


                                                                              2.

================================================================================

                                                     LOGICORP SERVICE GROUP LTD.

================================================================================

                                              STATEMENTS OF EARNINGS AND DEFICIT
                                                    FOR THE PERIOD ENDED JUNE 30

                                                            2001            2000
                                                         (12 Months)     (4 Months)
-----------------------------------------------------------------------------------
REVENUE (Note 6)                                        $ 1,674,325       $ 633,456
-----------------------------------------------------------------------------------
COST OF SALES
    Product                                                 274,546          85,918
    Logistical and administrative support (Note 6)          780,392         474,000
    Salaries, wages and benefits                            291,680         101,186
-----------------------------------------------------------------------------------
                                                          1,346,618         661,104
-----------------------------------------------------------------------------------
GROSS PROFIT                                                327,707         (27,648)
-----------------------------------------------------------------------------------
EXPENSES
    Advertising and promotion                                   397              --
    Bad debt expense                                         50,060              --
    Interest and bank charges                                   128           1,491
    Office expense                                              819              41
    Salaries and benefits                                    76,440          33,856
    Training                                                    703             728
    Travel                                                       --             580
-----------------------------------------------------------------------------------
                                                            128,547          36,696
-----------------------------------------------------------------------------------
EARNINGS (LOSS) FROM OPERATIONS                             199,160         (64,344)
-----------------------------------------------------------------------------------
OTHER REVENUE
     Interest revenue                                           821              --
-----------------------------------------------------------------------------------
NET EARNINGS (LOSS) BEFORE INCOME TAX                       199,981         (64,344)

PROVISION FOR (RECOVERY OF) INCOME TAXES                     38,493          (7,568)
-----------------------------------------------------------------------------------
NET EARNINGS (LOSS)                                         161,488         (56,776)

(DEFICIT) RETAINED EARNINGS,  beginning of period           (22,949)         33,827

DIVIDENDS                                                  (161,581)             --
-----------------------------------------------------------------------------------
DEFICIT,  end of period                                 $   (23,042)      $ (22,949)
===================================================================================

               See accompanying notes to the financial statements


                                                                              3.

================================================================================

                                                     LOGICORP SERVICE GROUP LTD.

================================================================================

                                                         STATEMENT OF CASH FLOWS
                                                    FOR THE PERIOD ENDED JUNE 30

                                                        2001            2000
                                                     (12 Months)     (4 Months)
-------------------------------------------------------------------------------
INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS

  OPERATING ACTIVITIES
    Net earnings (loss)                               $ 161,488       $ (56,776)

  CHANGES IN NON-CASH WORKING CAPITAL BALANCES
    Accounts receivable                                  55,334         (26,568)
    Prepaid expenses                                         43              94
    Salaries and wages payable                           (6,040)            146
    Income taxes payable/receivable                      42,215         (15,551)
    Payable to related parties                           11,581              --
    Deferred revenue                                    (63,519)       (138,720)
-------------------------------------------------------------------------------
                                                        201,102        (237,375)
-------------------------------------------------------------------------------

  FINANCING ACTIVITIES
    Advances from (to) affiliated company               (37,087)        240,126
    Dividends                                          (161,581)             --
-------------------------------------------------------------------------------
                                                       (198,668)        240,126
-------------------------------------------------------------------------------

INCREASE IN CASH AND CASH EQUIVALENTS                     2,434           2,751

CASH AND CASH EQUIVALENTS, beginning of period            3,940           1,189
-------------------------------------------------------------------------------
CASH AND CASH EQUIVALENTS, end of period              $   6,374       $   3,940
===============================================================================

Supplementary cash flow information:
    Income taxes paid                                 $   2,039       $   6,117


                                                                              4.

================================================================================

                                                     LOGICORP SERVICE GROUP LTD.

================================================================================

                                               NOTES TO THE FINANCIAL STATEMENTS

                                                                   JUNE 30, 2001
--------------------------------------------------------------------------------

1.    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

      (a)   Nature of operations

            The company is a computer service organization which specializes in the supply and integration of computer products. The company serves both large and small organizations and is particularly valued by organizations having complex data and communication configurations.

      (b)   Revenue recognition

            For product sold, revenue is recognized when the product is shipped. For maintenance contracts, revenue is recognized when the service has been provided.

      (c)   Use of estimates

            In preparing the company's financial statements, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and reported amounts of revenue and expenses during the period. Actual results could differ from these estimates.

      (d)   Cash and cash equivalents

            Cash and cash equivalents include cash on hand and balances with banks, net of bank overdrafts.

2.    DUE FROM AFFILIATED COMPANY

      The amounts due from Logicorp Data Systems Ltd. are unsecured, non-interest bearing and have no specific terms of repayment.

3.    DUE TO RELATED PARTIES

      Amounts due to related parties are unsecured, non-interest bearing and have no specific terms of repayment.

4.    DEFERRED REVENUE

      Deferred revenue represents maintenance contracts for which the company has received consideration, but has yet to provide the services called for under the contract.


                                                                              5.

================================================================================

                                                     LOGICORP SERVICE GROUP LTD.

================================================================================

                                               NOTES TO THE FINANCIAL STATEMENTS

                                                                   JUNE 30, 2001
--------------------------------------------------------------------------------

5.    SHARE CAPITAL

      Authorized
      Unlimited Class A common voting shares
      Unlimited Class B common non-voting shares
      Unlimited Class I preferred non-voting shares
        redeemable at issue price
      Unlimited Class II preferred non-voting shares

                                                            2001            2000
      --------------------------------------------------------------------------
      Issued
      3,000 Class A common voting shares                    $  30          $  30
      1 Class I preferred non-voting share                      1              1
      --------------------------------------------------------------------------
                                                            $  31          $  31
      --------------------------------------------------------------------------

6.    RELATED PARTY TRANSACTIONS

      The company is affiliated with Logicorp Data Systems Ltd. by virtue of common control. During the period the company sold services to Logicorp Data Systems Ltd. and was charged fees from Logicorp Data Systems Ltd. as follows:

                                                                 2001           2000
                                                              (12 Months)    (4 Months)
      --------------------------------------------------------------------------------
      Services sold                                           $1,674,325      $633,456
      Logistical and administrative support fees charged      $  780,392      $474,000

    The administrative support fee consists of rent allocation, business taxes, insurance, administrative wages and other administration charges from Logicorp Data Systems Ltd.

7.    COMPARATIVE FIGURES

      Certain balances of the preceding period have been reclassified to conform with the current period's financial statement presentation.


                                                                              6.

================================================================================

                                                     LOGICORP SERVICE GROUP LTD.

================================================================================

                                               NOTES TO THE FINANCIAL STATEMENTS

                                                                   JUNE 30, 2001
--------------------------------------------------------------------------------

8.    FINANCIAL INSTRUMENTS

      Credit risk

      The company is subject to credit risk through trade receivables. The company maintains provisions for potential credit losses and any such losses to date have been within management's expectations.

      Fair value of financial instruments

      The carrying value of cash and cash equivalents, accounts receivable, salaries and wages payable approximate fair value because of the near term maturity of these instruments. It was not practicable to determine the fair value of amounts due from the affiliated company or to related parties as there is no secondary market for these financial instruments.

9.    ECONOMIC DEPENDENCE

      All of the company's sales were to Logicop Data Systems Ltd., a related company.


                                                                              7.

================================================================================

                                                     LOGICORP SERVICE GROUP LTD.

================================================================================

                                                            FINANCIAL STATEMENTS
                                                                   JUNE 30, 2000










                                                                 [LOGO] LOGICORP

================================================================================

                                                     LOGICORP SERVICE GROUP LTD.

================================================================================

                                                                   JUNE 30, 2000

                                                                        CONTENTS

                                                                            Page
                                                                            ----
AUDITOR'S REPORT                                                             1

FINANCIAL STATEMENTS

Balance Sheet                                                                2

Statements of Loss and Deficit                                               3

Statement of Cash Flows                                                      4

Notes to Financial Statements                                              5 - 7

Grant Thornton LLP
Chartered Accountants                                                    [LOGO]
Management Consultants
Canadian Member of
Grant Thornton International

Auditors' Report

To the Directors of
Logicorp Service Group Ltd.

We have audited the balance sheet of Logicorp Service Group Ltd. as at June 30, 2000 and the statements of income and retained earnings and cash flows for the period then ended. These financial statements are the responsibility of the company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in Canada and the United States of America. Those standards require that we plan and perform an audit to obtain reasonable assurance whether the financial statements are free of material misstatements. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.

In our opinion, these financial statements present fairly, in all material respects, the financial position of the company as at June 30, 2000 and the results of its operations and cash flows for the period then ended in conformity with accounting principles generally accepted in Canada and the United States of America.



Edmonton, Canada                                       /s/ Grant Thornton LLP
November 2, 2000                                      Chartered Accountants


2400 Scotia Place 1
10060 Jasper Avenue
Edmonton, Alberta
T5J 3R8
Tel: (780) 422-7114
Fax: (780) 426-3208
e-mail: edmonton@GrantThornton.ca


                                                                              1.

================================================================================

                                                     LOGICORP SERVICE GROUP LTD.

================================================================================

                                                                   BALANCE SHEET
                                                                           AS AT

                                     ASSETS
                                                  JUNE 30, 2000     Feb 29, 2000
--------------------------------------------------------------------------------

CURRENT
    Cash and cash equivalents                         $   3,940         $  1,189
    Accounts receivable                                  98,298           71,730
    Income taxes receivable                              28,613           13,062
    Prepaid expenses                                         43              137
--------------------------------------------------------------------------------
                                                        130,894           86,118

DUE FROM AFFILIATED COMPANY (Note 2)                    524,445          764,571

GOODWILL                                                      1                1
--------------------------------------------------------------------------------
                                                      $ 655,340         $850,690
================================================================================

                                  LIABILITIES

CURRENT
    Salaries and wages payable                        $   6,293         $  6,147
    Due to related parties (Note 3)                     150,000          150,000
--------------------------------------------------------------------------------
                                                        156,293          156,147

DEFERRED REVENUE (Note 4)                               521,965          660,685
--------------------------------------------------------------------------------
                                                        678,258          816,832
--------------------------------------------------------------------------------

                            SHAREHOLDERS' DEFICIENCY

SHARE CAPITAL (Note 5)                                       31               31

(DEFICIT) RETAINED EARNINGS                             (22,949)          33,827
--------------------------------------------------------------------------------
                                                        (22,918)          33,858
--------------------------------------------------------------------------------
                                                      $ 655,340         $850,690
================================================================================

APPROVED ON BEHALF OF THE BOARD:
_____________________________ Director
_____________________________ Director

               See accompanying notes to the financial statements


                                                                              2.

================================================================================

                                                     LOGICORP SERVICE GROUP LTD.

================================================================================

                                                  STATEMENTS OF LOSS AND DEFICIT
                                                            FOR THE PERIOD ENDED

                                                 JUNE 30, 2000     Feb 29, 2000
                                                  (4 Months)        (12 Months)
-------------------------------------------------------------------------------

SALES                                             $   633,456       $ 1,804,346
-------------------------------------------------------------------------------
COST OF SALES
    Product                                            85,918           112,007
    Administrative support                            474,000         1,035,000
    Salaries, wages and benefits                      101,186           373,793
-------------------------------------------------------------------------------

                                                      661,104         1,520,800
-------------------------------------------------------------------------------

GROSS PROFIT                                          (27,648)          283,546
-------------------------------------------------------------------------------

EXPENSES
    Advertising and promotion                              --             5,895
    Interest and bank charges                           1,491             3,800
    Office expense                                         41             8,973
    Professional fees                                      --               591
    Salaries and benefits                              33,856            30,050
    Training                                              728            11,809
    Travel                                                580            19,931
-------------------------------------------------------------------------------

                                                       36,696            81,049
-------------------------------------------------------------------------------

(LOSS) INCOME FROM OPERATIONS                         (64,344)          202,497
-------------------------------------------------------------------------------

OTHER REVENUE
     Interest revenue                                      --                68

-------------------------------------------------------------------------------
NET (LOSS) INCOME BEFORE INCOME TAXES                 (64,344)          202,565
(RECOVERY OF) PROVISION FOR INCOME TAXES               (7,568)           32,624
-------------------------------------------------------------------------------

NET (LOSS) INCOME                                     (56,776)          169,941

RETAINED EARNINGS,  beginning of period                33,827            13,886

DIVIDENDS                                                  --          (150,000)
-------------------------------------------------------------------------------

(DEFICIT) RETAINED EARNINGS,  end of period       $   (22,949)      $    33,827
===============================================================================

               See accompanying notes to the financial statements


                                                                              3.

================================================================================

                                                     LOGICORP SERVICE GROUP LTD.

================================================================================

                                                         STATEMENT OF CASH FLOWS
                                                            FOR THE PERIOD ENDED

                                                    JUNE 30, 2000  Feb 29, 2000
                                                      (4 Months)    (12 Months)
-------------------------------------------------------------------------------

INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS

  OPERATING ACTIVITIES
    Net (loss) income                                 $ (56,776)      $ 169,941
  CHANGES IN NON-CASH WORKING CAPITAL BALANCES
    Accounts receivable                                 (26,568)         14,105
    Prepaid expenses                                         94             735
    Salaries and wages payable                              146           5,140
    Income taxes receivable                             (15,551)        (34,407)
    Deferred revenue                                   (138,720)        562,666
-------------------------------------------------------------------------------
                                                       (237,375)        718,180

  FINANCING ACTIVITIES
    Advances from (to) affiliated company               240,126        (568,278)
    Dividends                                                --        (150,000)
-------------------------------------------------------------------------------
                                                        240,126        (718,278)
--------------------------------------------------------------------------------

INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS          2,751             (98)

CASH AND CASH EQUIVALENTS, beginning of period            1,189           1,287
-------------------------------------------------------------------------------
CASH AND CASH EQUIVALENTS, end of period              $   3,940       $   1,189
===============================================================================

Supplementary cash flow information:
    Income taxes paid                                     6,117          32,624


                                                                              4.

================================================================================

                                                     LOGICORP SERVICE GROUP LTD.

================================================================================

                                               NOTES TO THE FINANCIAL STATEMENTS

                                                                   JUNE 30, 2000
--------------------------------------------------------------------------------

1.    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

      (a)   Nature of operations

            The company is a computer service organization which specializes in the supply and integration of computer products. The company serves both large and small organizations and is particularly valued by organizations having complex data and communication configurations.

      (b)   Revenue Recognition

            For product sold, revenue is recognized when the product is shipped. For maintenance contracts, revenue is recognized when the service has been provided.

      (c)   Use of Estimates

            In preparing the company's financial statements, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and reported amounts of revenue and expenses during the period. Actual results could differ from these estimates.

      (d)   Cash and cash equivalents

            Cash and cash equivalents include cash on hand and balances with banks, net of bank overdrafts.

2.    DUE FROM AFFILIATED COMPANY

      The amounts due from Logicorp Data Systems Ltd. are unsecured, non-interest bearing and have no specific terms of repayment.

3.    DUE TO RELATED PARTIES

      Amounts due to related parties are non-interest bearing and have no specific terms of repayment.

4.    DEFERRED REVENUE

      Deferred revenue represents maintenance contracts for which the company has received consideration, but has yet to provide the services called for under the contract.


                                                                              5.

================================================================================

                                                     LOGICORP SERVICE GROUP LTD.

================================================================================

                                               NOTES TO THE FINANCIAL STATEMENTS

                                                                   JUNE 30, 2000
--------------------------------------------------------------------------------

5.    SHARE CAPITAL

      Authorized
      Unlimited Class A common voting shares
      Unlimited Class B common non-voting shares
      Unlimited Class II preferred non-voting shares
      Unlimited Class I preferred non-voting shares
        redeemable at issue price
                                                    June 30, 2000   Feb 29, 2000
      --------------------------------------------------------------------------
      Issued
      3,000 Class A common voting shares                    $  30          $  30
      1 Class I preferred non-voting share                      1              1
      --------------------------------------------------------------------------
                                                            $  31          $  31
      ==========================================================================

6.    RELATED PARTY TRANSACTIONS

      The company is affiliated with Logicorp Data Systems Ltd. by virtue of common control. During the period the company sold services to Logicorp Data Systems Ltd. and was charged fees from Logicorp Data Systems Ltd. as follows:

                                                  June 30, 2000    Feb 29, 2000
                                                   (4 Months)       (12 Months)
      -------------------------------------------------------------------------
      Services Sold                                 $633,456         $1,804,346
      Administrative support fees charged           $474,000         $1,035,000

      The administrative support fee consists of rent allocation, business taxes, insurance, administrative wages and other administration charges from Logicorp Data Systems Ltd.

7.    COMPARATIVE FIGURES

      Certain balances of the preceding period have been reclassified to conform with the current period's financial statement presentation.


                                                                              6.

================================================================================

                                                     LOGICORP SERVICE GROUP LTD.

================================================================================

                                               NOTES TO THE FINANCIAL STATEMENTS

                                                                   JUNE 30, 2000
--------------------------------------------------------------------------------

8.    FINANCIAL INSTRUMENTS

      Credit risk

      The company is subject to credit risk through trade receivables. The company maintains provisions for potential credit losses and any such losses to date have been within management's expectations.

      Fair value of Financial Instruments

      The carrying value of cash and cash equivalents, accounts receivable, salaries and wages payable approximate fair value because of the near term maturity of these instruments. It was not practicable to determine the fair value of amounts due from the affiliated company or to related parties as there is no secondary market for these financial instruments.

9.    ECONOMIC DEPENDENCE

      All of the company's sales were to Logicop Data Systems Ltd., a related company.

10.   CHANGE OF FISCAL YEAR

      The company has changed its fiscal year from February 29 to June 30 to better reflect the natural operating cycle of the business.


                                                                              7.

                              591360 Alberta Ltd.
                              Amended Financial Statements
                              For the years ended June 30, 2001 and 2000

591360 Alberta Ltd.

Amended Financial Statements
For the years ended June 30, 2001 and 2000

                                                                        Contents
================================================================================

Auditors' Report                                                               2

Amended Financial Statements

    Amended Balance Sheets                                                     3

    Amended Statements of Retained Earnings                                    4

    Amended Statements of Operations                                           5

    Summary of Significant Accounting Policies                                 6

    Notes to Amended Financial Statements                                      7

                                                1000 First Edmonton Place
                                                10665 Jasper Avenue
BDO Dunwoody LLP                                Edmonton, Alberta Canada T5J 3S9
Chartered Accountants                           Telephone: (780) 423-4353
and Consultants                                 Telefax: (780) 424-2110

================================================================================

                                                                Auditors' Report

--------------------------------------------------------------------------------

To the Shareholder of
591360 Alberta Ltd.

We have audited the amended balance sheets of 591360 Alberta Ltd. as at June 30, 2001 and 2000 and the amended statements of retained earnings and operations for the years then ended. These amended financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these amended financial statements based on our audits.

We conducted our audits in accordance with Canadian generally accepted auditing standards. Those standards require that we plan and perform an audit to obtain reasonable assurance whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.

In our opinion, these amended financial statements present fairly, in all material respects, the financial position of the Company as at June 30, 2001 and 2000 and the results of its operations for the years then ended in accordance with Canadian generally accepted accounting principles.

The previous report dated January 29, 2002 has been withdrawn and the financial statements have been amended as explained in Note 6.

/s/ BDO Dunwoody LLP
Chartered Accountants

Edmonton, Alberta
January 29, 2002
Except the amendment described in Note 6 dated May 2, 2002

================================================================================
                                                             591360 Alberta Ltd.
                                                          Amended Balance Sheets

June 30                                                     2001          2000
--------------------------------------------------------------------------------
Assets

Current
    Cash                                                  $    464      $    442

Long-term investment (Note 1)                              146,190        92,361
Due from a company under common control (Note 3)            34,535        34,535
                                                          ----------------------
                                                          $181,189      $127,338
================================================================================

Liabilities and Shareholder's Equity

Current
    Accounts payable and accrued liabilities              $  3,500      $  1,250
                                                          ----------------------
Shareholder's equity
    Share capital (Note 4)                                      10            10
    Retained earnings                                      177,679       126,078
                                                          ----------------------
                                                           177,689       126,088
                                                          ----------------------
                                                          $181,189      $127,338
================================================================================

On behalf of the Board:


-----------------------------------
Director


The accompanying summary of significant accounting policies and notes are an integral part of these amended financial statements.

================================================================================
                                                             591360 Alberta Ltd.
                                         Amended Statements of Retained Earnings

For the years ended June 30                                       2001           2000
---------------------------------------------------------------------------------------
Retained earnings, beginning of year, as previously stated      $118,727      $ 106,410

Change in accounting policy (Note 6)                               7,351         19,629
                                                                -----------------------
Retained earnings, beginning of year, as restated                126,078        126,039

Net income for the year                                           51,601         37,039

Dividends paid                                                        --        (37,000)
                                                                -----------------------
Retained earnings, end of year                                  $177,679      $ 126,078
=======================================================================================

The accompanying summary of significant accounting policies and notes are an integral part of these amended financial statements.

================================================================================
                                                             591360 Alberta Ltd.
                                                Amended Statements of Operations

For the years ended June 30                             2001              2000
--------------------------------------------------------------------------------
Equity income                                         $ 53,829           $37,722
                                                      --------------------------
Expenses (recovery)
    Bank charges and interest                              (22)               22
    Professional fees                                    2,250               661
                                                      --------------------------
                                                         2,228               683
                                                      --------------------------
Net income for the year                               $ 51,601           $37,039
================================================================================


The accompanying summary of significant accounting policies and notes are an integral part of these amended financial statements.

================================================================================
                                                             591360 Alberta Ltd.
                                      Summary of Significant Accounting Policies

June 30, 2001 and 2000
--------------------------------------------------------------------------------

Nature of Business      The Company is incorporated under the laws of Alberta
                        and is a holding company.

Management Estimates    These amended financial statements have been prepared by
                        management in accordance with Canadian generally accepted accounting principles. Because the precise determination of many assets, liabilities, revenue and expenses is dependent on future events, the preparation of financial statements for a period necessarily includes the use of estimates and approximations which have been made using careful judgement. Actual results could differ from those estimates. These amended financial statements have, in management's opinion, been properly prepared within reasonable limits of materiality and within the framework of the accounting principles summarized below.

Financial               Instruments The Company as part of its operations
                        carries a number of financial instruments. Unless otherwise noted, it is management's opinion that the Company is not exposed to significant interest, currency or credit risks arising from these financial instruments.

Long-term Investment    The Company accounts for its investment in a company
                        subject to significant influence on the equity method.

================================================================================
                                                             591360 Alberta Ltd.
                                           Notes to Amended Financial Statements

June 30, 2001 and 2000
--------------------------------------------------------------------------------

1.    Long-term Investment

      The Company owns 1/3 of the outstanding shares of Logicorp Service Group Ltd., a Canadian private company.

                                                         2001            2000
                                                      -------------------------
      Shares                                          $      10       $      10
      Advances receivable                               153,860         100,000
      Share of undistributed earnings                    (7,680)         (7,649)
                                                      -------------------------
                                                      $ 146,190       $  92,361
                                                      =========================

--------------------------------------------------------------------------------

2.    Income Taxes

      The Company has losses available for income tax purposes totaling $5,283. This amount can be used to reduce taxable income of future years, the benefit of which has not been recorded in these amended financial statements.

      These losses expire as follows:

                  Year                                  Amount

                  2003                                 $    731
                  2005                                      907
                  2006                                      734
                  2007                                      683
                  2008                                    2,228
                                                       --------
                                                       $  5,283
                                                       ========

--------------------------------------------------------------------------------

3.    Due From a Company Under Common Control

      The balance due from a company under common control is unsecured, non-interest bearing, with no anticipated repayments within one year.

--------------------------------------------------------------------------------

================================================================================
                                                             591360 Alberta Ltd.
                                           Notes to Amended Financial Statements

June 30, 2001 and 2000
--------------------------------------------------------------------------------

4.    Share Capital

      Authorized
         An unlimited number of Class A common, voting shares
         An unlimited number of Class B common, non-voting shares
         An unlimited number of Class I and II preferred, non-voting shares

      Issued

                                                        2001               2000
                                                        -----------------------
         1,000 Class A common shares                    $ 10               $ 10
                                                        =======================

--------------------------------------------------------------------------------

5.    Statement of Cash Flows

      A statement of cash flows was not presented since the cash flow information is readily apparent from other financial statements or is adequately disclosed in the notes to these amended financial statements.

--------------------------------------------------------------------------------

6.    Amended Financial Statements

      The Company has amended its financial statements to reflect that during the year, the Company changed its method of accounting for the investment in a company subject to significant influence from the cost method to the equity method. In addition, the Company corrected the advances receivable from this company.

      The retroactive application of the above adjustments resulted in the following changes:

                                                                          2001           2000
                                                                       -----------------------
      Increase in long-term investment                                 $ 42,320       $ 42,351
      Decrease in balance due from a company under common control       (35,000)       (35,000)
                                                                       -----------------------
      Increase in assets                                               $  7,320       $  7,351
                                                                       =======================

      Increase in opening retained earnings                            $  7,351       $ 19,629
      Increase in equity income from long-term investment                53,829         37,722
      Decrease in dividend income                                       (53,860)       (50,000)
                                                                       -----------------------
      Increase in ending retained earnings                             $  7,320       $  7,351
                                                                       =======================

--------------------------------------------------------------------------------

                                123557 Alberta Ltd.
                                (Formerly Merc Management Limited)
                                Amended Financial Statements
                                For the years ended October 31, 2001 and 2000

123557 Alberta Ltd.

Amended Financial Statements
For the years ended October 31, 2001 and 2000

                                                                        Contents
================================================================================

Auditors' Report                                                               2

Financial Statements

    Amended Balance Sheets                                                     3

    Amended Statements of Retained Earnings                                    4

    Amended Statements of Operations                                           5

    Summary of Significant Accounting Policies                                 6

    Notes to Amended Financial Statements                                      7

                                                1000 First Edmonton Place
                                                10665 Jasper Avenue
BDO Dunwoody LLP                                Edmonton, Alberta Canada T5J 3S9
Chartered Accountants                           Telephone: (780) 423-4353
and Consultants                                 Telefax: (780) 424-2110

================================================================================

                                                                Auditors' Report

--------------------------------------------------------------------------------


To the Shareholders of
123557 Alberta Ltd.

We have audited the amended balance sheets of 123557 Alberta Ltd. as at October 31, 2001 and 2000 and the amended statements of retained earnings and operations for the years then ended. These amended financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these amended financial statements based on our audits.

We conducted our audits in accordance with Canadian generally accepted auditing standards. Those standards require that we plan and perform an audit to obtain reasonable assurance whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.

In our opinion, these amended financial statements present fairly, in all material respects, the financial position of the Company as at October 31, 2001 and 2000 and the results of its operations for the years then ended in accordance with Canadian generally accepted accounting principles.

The previous report dated February 23, 2002 has been withdrawn and the financial statements have been amended as explained in Note 6.

/s/ BDO Dunwoody LLP
Chartered Accountants

Edmonton, Alberta
February 23, 2002
Except the amendment described in Note 6 dated May 1, 2002

================================================================================
                                                             123557 Alberta Ltd.
                                                          Amended Balance Sheets

October 31                                                 2001           2000
--------------------------------------------------------------------------------

Assets

Current
    Cash                                                 $     --       $  4,267
    Short-term investments                                     --         48,522
    Accounts receivable                                        --          1,000
    Income taxes recoverable                                   --          4,700
    Due from shareholders                                      --          4,355
                                                         -----------------------
                                                               --         62,844

Long-term investment (Note 1)                             151,943        153,537
                                                         -----------------------
                                                         $151,943       $216,381
================================================================================

Liabilities and Shareholders' Equity

Current
    Accounts payable and accrued liabilities             $  2,499       $  3,200
                                                         -----------------------
Shareholders' equity
    Share capital (Note 2)                                     20             20
    Retained earnings                                     149,424        213,161
                                                         -----------------------
                                                          149,444        213,181
                                                         -----------------------
                                                         $151,943       $216,381
================================================================================

On behalf of the Board:


-----------------------------
Director


-----------------------------
Director


The accompanying summary of significant accounting policies and notes are an integral part of these amended financial statements.

================================================================================
                                                             123557 Alberta Ltd.
                                         Amended Statements of Retained Earnings


For the years ended October 31                                                 2001           2000
----------------------------------------------------------------------------------------------------
Retained earnings, beginning of year, as previously stated                  $  64,852       $ 73,779

Change in accounting policy (Note 6)                                          148,309        133,557
                                                                            ------------------------
Retained earnings, beginning of year, as restated                             213,161        207,336

Net income (loss) for the year                                                (23,459)         5,825

Dividends paid                                                                (36,812)            --

Adjustment on transaction with a company under common control (Note 5)         (3,466)            --
                                                                            ------------------------
Retained earnings, end of year                                              $ 149,424       $213,161
====================================================================================================

The accompanying summary of significant accounting policies and notes are an integral part of these amended financial statements.

================================================================================
                                                             123557 Alberta Ltd.
                                                Amended Statements of Operations

For the years ended October 31                             2001           2000
-------------------------------------------------------------------------------

Revenue
    Consulting                                          $  9,000       $ 12,000
    Investment loss                                       (6,335)        (1,315)
    Equity income (loss) on long-term investment          (1,594)        14,752
                                                        -----------------------
                                                           1,071         25,437
                                                        -----------------------
Expenses
    Advertising and promotion                              8,049          7,802
    Automotive                                             4,400          4,466
    Bank charges and interest                                 38             60
    Office                                                 2,246          3,104
    Professional fees                                      5,185          1,114
    Telephone and utilities                                   --            109
    Travel                                                 4,612          2,957
                                                        -----------------------
                                                          24,530         19,612
                                                        -----------------------
Net income (loss) for the year                          $(23,459)      $  5,825
===============================================================================


The accompanying summary of significant accounting policies and notes are an integral part of these amended financial statements.

================================================================================
                                                             123557 Alberta Ltd.
                                      Summary of Significant Accounting Policies


October 31, 2001 and 2000
--------------------------------------------------------------------------------

Nature of Business      The Company is incorporated under the laws of Alberta
                        and is a holding company.

Management Estimates    These amended financial statements have been prepared by
                        management in accordance with Canadian generally accepted accounting principles. Because the precise determination of many assets, liabilities, revenue and expenses is dependent on future events, the preparation of financial statements for a period necessarily includes the use of estimates and approximations which have been made using careful judgement. Actual results could differ from those estimates. These amended financial statements have, in management's opinion, been properly prepared within reasonable limits of materiality and within the framework of the accounting principles summarized below.

Financial Instruments   The Company as part of its operations carries a number
                        of financial instruments. Unless otherwise noted, it is management's opinion that the Company is not exposed to significant interest, currency or credit risks arising from these financial instruments.

Short-term Investments  Temporary investments are stated at the lower of cost and market value.

Long-term Investment    The Company accounts for its investment in a company
                        subject to significant influence on the equity method.

================================================================================
                                                             123557 Alberta Ltd.
                                           Notes to Amended Financial Statements


October 31, 2001 and 2000
--------------------------------------------------------------------------------

1.    Long-term Investment

      The Company owns 1/3 of the outstanding shares of Logicorp Data Systems Ltd., a Canadian private company.

                                                       2001              2000
                                                    ---------------------------
      Shares                                        $     33           $     33
      Advances receivable                              3,833              3,833
      Share of undistributed earnings                148,077            149,671
                                                    ---------------------------
                                                    $151,943           $153,537
                                                    ===========================

--------------------------------------------------------------------------------

2.    Share Capital

      Authorized
        10,000  Class A common, voting shares
         5,000  Class B common, non-voting shares
         5,000  preferred, non-voting shares

      Issued

                                                        2001               2000
                                                        -----------------------
           100  Class A common shares                   $ 10               $ 10
            10  Class B common shares                     10                 10
                                                        -----------------------
                                                        $ 20               $ 20
                                                        =======================
--------------------------------------------------------------------------------

3.    Income Taxes

      The Company has losses available for income tax purposes totaling $74,210. This amount can be used to reduce taxable income of future years, the benefit of which has not been recorded in these amended financial statements.

      These losses expire as follows:

              Year                                      Amount

              2004                                     $ 14,341
              2005                                          520
              2006                                       30,242
              2007                                        4,220
              2008                                       24,887
                                                       --------
                                                       $ 74,210
                                                       ========

--------------------------------------------------------------------------------

================================================================================
                                                             123557 Alberta Ltd.
                                           Notes to Amended Financial Statements

October 31, 2001 and 2000
--------------------------------------------------------------------------------

4.    Statement of Cash Flows

      A statement of cash flows was not presented since the cash flow information is readily apparent from other financial statements or is adequately disclosed in the notes to these amended financial statements.

--------------------------------------------------------------------------------

5.    Related Party Transaction

      During the year, the Company transferred a significant portion of its net assets to a company under common control for the following proceeds, which approximate fair market value.

      Cash                                                              $   406
      Short-term investments                                             38,725
      Accounts receivable                                                 2,000
      Income taxes recoverable                                            4,700
                                                                        -------
      Total proceeds                                                    $45,831
                                                                        =======

      Assumption of accounts payable                                    $ 5,885
      Assumption of shareholders' loans                                  39,946
                                                                        -------
      Total consideration                                               $45,831
                                                                        =======

      This transaction has been recorded in these amended financial statements at the carrying amount of the assets as reflected on the books of the seller being $49,297. The difference between the consideration paid and the carrying amount has been recorded as a reduction to retained earnings of $3,466.

--------------------------------------------------------------------------------

6.    Amended Financial Statements

      The Company has amended its financial statements to reflect that during the year, the Company changed its method of accounting for the investment in a company subject to significant influence from the cost method to the equity method. In addition, the Company corrected the advances receivable from this company.

      The retroactive application of the above adjustments resulted in the following changes:

                                                                       2001           2000
                                                                    ------------------------
      Increase in long-term investment                              $ 146,715       $148,309
                                                                    ========================
      Increase in opening retained earnings                         $ 148,309       $133,557
      Increase in equity income (loss) on long-term investment         (1,594)        14,752
                                                                    ------------------------
      Increase in ending retained earnings                          $ 146,715       $148,309
                                                                    ========================

--------------------------------------------------------------------------------

                                   EXHIBIT "B"

                             CHELL GROUP CORPORATION
              PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                   (Unaudited - Expressed in Canadian dollars)

      On March 15, 2002, Chell Group Corporation ("Chell"), through its wholly-owned subsidiary Chell Merchant Capital Group, acquired, effective as of January 1, 2002, all of the outstanding capital stock of Logicorp Data Systems Ltd., Logicorp Service Group Ltd., 123557 Alberta Ltd. and 591360 Alberta Ltd. ("Logicorp"). The aggregate purchase price was $14,182,048, satisfied by $1,500,000 in cash, the issuance of two non-interest bearing promissory notes with a maturity value of $2,540,000 and the issuance of 5,355,000 shares.

      The acquisition is accounted for using the purchase method of accounting, with the assets acquired and the liabilities assumed recorded at fair values. The results of operations of Logicorp will be included as with those of Chell as of the acquisition date. The pro forma condensed consolidated balance sheet as of February 28, 2002 is based on the historical balance sheet of Chell and Logicorp as of that date. The pro forma condensed consolidated statement of operations for the 6 months ended February 28, 2002 is based on the historical statement of operations of Chell and Logicorp for that period. The pro forma statement of operations assumes the acquisition took place on September 1, 2001.

      The pro forma condensed consolidated statement of operations for the year ended August 31, 2001 is based on the historical statement of operations of Chell and Logicorp for that period. The pro forma statement of operations assumes the acquisition took place on September 1, 2000.

      The pro forma condensed financial statements are not intended to be indicative of the financial position or results of operations which actually would have been realized had the acquisition occurred at the date assumed, nor of the future results of operations of the combined entities. The accompanying pro forma condensed financial statements should be read in conjunction with the historical financial statements and notes of Chell

                             CHELL GROUP CORPORATION
                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEETS
                             As at February 28, 2002
                   (Unaudited - Expressed in Canadian dollars)

                                                                   Logicorp    591360      123557
                                    Chell Group   Logicorp Data     Service    Alberta     Alberta     Adjustments
                                    Corporation    Systems Ltd.   Group Ltd.     Ltd.        Ltd.        (Note 2)      Pro forma
                                    -----------    -----------    ---------   --------    ---------    -----------    -----------
ASSETS
Current

Cash and cash equivalents             1,597,381             --           --       464            --     (1,500,000)        97,845
Accounts receivable, trade - net        858,705      9,003,263           --        --            --             --      9,861,968
Other receivables                       459,968             --           --   173,395            --       (173,395)       459,968
Income taxes receivable                 140,689          4,850       19,467        --            --             --        165,006
Inventory                                   693      1,824,322           --        --            --             --      1,825,015
Prepaid expenses                        258,528         52,265           --        --            --             --        310,793
                                    -----------    -----------    ---------   -------   -----------    -----------    -----------
                                      3,315,964     10,884,700       19,467   173,859            --     (1,673,395)    12,720,595
                                    -----------    -----------    ---------   -------   -----------    -----------    -----------
Property and equipment, net           6,272,179      1,438,100            1        --            --             --      7,710,280
Licenses, net                           236,524             --           --        --            --             --        236,524
Goodwill, net                           107,854             --           --        --            --     13,448,111     13,555,965
Investment in Wareforce                 176,518             --           --        --            --             --        176,518
Deposit on purchase                   1,689,710             --           --        --            --             --      1,689,710
Other assets, net of
  amortization                          614,540             --           --        --            --             --        614,540
Long-term investments                        --             --           --        10         5,228             --          5,238
Inter-company receivable                     --             --    1,308,945        --            --     (1,308,945)            --
Net assets from discontinued
  operations                          2,488,932             --           --        --            --             --      2,488,932
                                    -----------    -----------    ---------   -------   -----------    -----------    -----------
                                     14,902,221     12,322,800    1,328,413   173,869         5,228     10,465,771     39,198,302
                                    ===========    ===========    =========   =======   ===========    ===========    ===========
LIABILITIES AND SHAREHOLDERS'
  EQUITY
Current
Accounts payable - trade              2,098,766      7,480,322       14,539     3,500         2,499      2,300,000     11,899,626
Accrued liabilities                   1,532,155        218,235      561,889        --            --       (146,965)     2,165,314
Current portion of long-term debt     7,872,726      2,037,432           --        --            --             --      9,910,158
                                    -----------    -----------    ---------   -------   -----------    -----------    -----------
Total current liabilities            11,503,647      9,735,989      576,428     3,500         2,499      2,153,035     23,975,098
                                    -----------    -----------    ---------   -------   -----------    -----------    -----------
Long-term debt, net of current
  portion                             3,398,324      1,579,750           --        --            --             --      4,978,074
Deferred income taxes payable            30,000             --           --        --            --             --         30,000
Inter-company payable                        --      1,308,945           --        --            --     (1,308,945)            --
                                    -----------    -----------    ---------   -------   -----------    -----------    -----------
                                     14,931,971     12,624,684      576,428     3,500         2,499        844,090     28,983,172
                                    -----------    -----------    ---------   -------   -----------    -----------    -----------
Commitments and Contingent
  liabilities
Shareholders' equity
Share capital
Preferred shares                          7,294             --           --        --            --             --          7,294
Common shares                           645,400             99           31        10            20        394,964      1,040,524
Capital in excess of par value       15,608,743             --           --        --            --      9,757,956     25,366,699
Retained earnings (deficit)         (16,291,187)      (301,983)     751,954   170,359         2,709       (531,239)   (16,199,387)
                                    -----------    -----------    ---------   -------   -----------    -----------    -----------
                                        (29,750)      (301,884)     751,985   170,369         2,729      9,621,681     10,215,130
                                    -----------    -----------    ---------   -------   -----------    -----------    -----------
                                     14,902,221     12,322,800    1,328,413   173,869         5,228     10,465,771     39,198,302
                                    ===========    ===========    =========   =======   ===========    ===========    ===========

See accompanying notes to pro forma condensed financial statements

                             CHELL GROUP CORPORATION
            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                     THE SIX MONTHS ENDED FEBRUARY 28, 2002
                   (Unaudited - Expressed in Canadian dollars)

                                                               Logicorp                  123557
                                  Chell Group   Logicorp Data   Service      591360      Alberta    Adjustments
                                  Corporation    Systems Ltd.  Group Ltd.  Alberta Ltd.    Ltd.       (Note 2)        Pro forma
                                       $               $           $            $           $            $               $
                                   ----------    -----------    -------     --------     --------    ----------    -----------
REVENUE                             6,020,517     24,395,268    824,647           --           --            --     31,240,432
COST OF SALES                       2,524,622     22,300,948    249,681           --           --            --     25,075,251
                                   ----------    -----------    -------     --------     --------    ----------    -----------
                                    3,495,895      2,094,320    574,966           --           --            --      6,165,181
                                   ----------    -----------    -------     --------     --------    ----------    -----------
EXPENSES
Selling, general and
   administrative                   3,996,244      2,400,979      2,045           --           --            --      6,399,268
Interest and bank charges           1,172,627        163,764        278           --           --        26,430      1,363,099
Depreciation and amortization       1,127,068         34,953         --           --           --            --      1,162,021
                                   ----------    -----------    -------     --------     --------    ----------    -----------
Income (loss) from continuing
   operations                      (2,800,044)      (505,376)   572,643           --           --       (26,430)    (2,759,207)
                                   ----------    -----------    -------     --------     --------    ----------    -----------
Loss from discontinued
  operations (net of income tax)     (854,744)            --         --                                      --       (854,744)
                                   ----------    -----------    -------     --------     --------    ----------    -----------
Net income (loss) and
   comprehensive income
   (loss) for the period           (3,654,788)      (505,376)   572,643           --           --       (26,430)    (3,613,951)
                                   ==========    ===========    =======     ========     ========    ==========    ===========
Pro forma information

Loss per share                     $    (0.38)                                                                     $     (0.24)
Shares used in calculation          9,587,540                                                                       14,942,540
                                   ----------    -----------    -------     --------     --------    ----------    -----------

See accompanying notes to pro forma condensed financial statements

                             CHELL GROUP CORPORATION
                NOTES TO PRO FORMA CONDENSED FINANCIAL STATEMENTS
                   FOR THE SIX MONTHS ENDED FEBRUARY 28, 2002
                   (Unaudited - Expressed in Canadian dollars)

Note 1. Significant accounting policies

Basis of presentation

These consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America. They are expressed in Canadian dollars which is the currency of the primary economic environment in which operations are conducted.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Basis of consolidation

All significant intercompany transactions have been eliminated.

Foreign exchange translation

U.S. dollar accounts in these consolidated financial statements are translated into Canadian dollars on the following bases:

[a] The assets and liabilities denominated in foreign currencies are translated at the exchange rate in effect at the consolidated balance sheet dates.

[b] Revenue and expenses are translated at a rate approximating the rates of exchange prevailing on the dates of the transactions.

[c] Any gains and losses on foreign currency transactions are recorded in operations as incurred.

Revenues

Revenue from network services is recognized on a monthly basis beginning when the systems are installed on the purchasers' premises. The payment terms are on a monthly basis.

Revenue from Pay-tv is recognized at the time of viewing.

Revenue from event programming is recognized upon completion of the contract.

Revenue from advertising sponsorship is recognized on a monthly basis over the term of the contract.

Revenue from video sales and video dubbing is recognized upon shipment.

Revenue from the sale of computer products is recognized when the products are shipped.

Revenue from maintenance contracts is recognized when the service has been provided.

Software sales are recognized in accordance with the American Institute of Certified Public Accountants Statement of Position (SOP) 97-2, "Software Revenue Recognition." Pursuant to SOP 97-2, software sales are recognized on sales contracts when all of the following conditions are met: a signed contract is obtained, delivery has occurred, the total sales price is fixed and determinable, collectibility is probable, and any uncertainties with regard to customer acceptance are insignificant. For those contracts that include a combination of software and services, sales are allocated among the different elements based on company-specific evidence of fair value of each element. Sales allocated to software are recognized as the above criteria are met. Sales allocated to services are recognized as services are performed and accepted by the customer or, for maintenance agreements, ratably over the life of the related contract.

Cash and cash equivalents

Cash and cash equivalents include cash and term deposits, which mature in less than three months from the date of issue. The carrying value of term deposits approximates their fair values.

Short-term investments

Investments at February 28, 2002 and 2001 consist of debt securities and marketable equity securities. The Company has classified its portfolio as "trading". Trading securities are bought and held principally for the purpose of selling them in the near term and are recorded at fair value. Unrealized gains and losses on trading securities are included in the determination of net income
(loss) for the year. The fair value of these securities represents current quoted market offer prices.

Inventory

Inventory consists of finished goods held for sale or rent, which are valued at the lower of cost, using the first-in, first-out method, and net realizable value.

Property and equipment

Property and equipment are stated at cost less accumulated depreciation. Equipment is depreciated using a declining balance rate of 20%. Computer equipment as well as masters and libraries are depreciated using a declining balance rate of 30%. Automobiles are depreciated on a straight-line basis over 3 years, buildings on a straight-line basis over 25 years, software on a straight-line basis over 3 years and rental equipment and leasehold improvements both on a straight-line basis over 5 years.

On an ongoing basis, management reviews the valuation and depreciation of property and equipment, taking into consideration any events and circumstances which might have impaired the carrying value. The Company assumes there is an impairment if the carrying amount is greater than the expected net future cash flows. The amount of impairment, if any, is measured based on projected discounted future cash flows, using a discount rate that reflects the Company's average cost of funds.

Software development costs

The Company capitalizes the costs of software development when technological feasibility of the computer software product is established. Capitalization of software ceases when the product is available for release to customers. Capitalized costs are amortized on the basis of products sold. Licenses and goodwill

Licenses are stated at cost less accumulated amortization. Amortization for the NTNC license is provided over a 25-year period using the straight-line basis to December 31, 2015. Accumulated amortization amounted to $143,763 at February 28, 2002 [2001 - $131,260].

On August 28, 1998, the Company entered into an agreement [the "Players license"] for $78,401 [U.S.$50,000] with Players Network Inc. ["Players"], whereby the Company was appointed by Players as the exclusive Canadian distributor of its products. The Company was also granted the irrevocable option, by Players, to purchase from treasury up to 50,000 common shares in the capital stock of Players, at a purchase price of $1.75 per share (U.S.). This option expired on August 28, 2000 and was not exercised. The agreement provided the Company the right to terminate the agreement for the 30-day period immediately following the end of the first year of the term of the agreement. In the event the agreement is so terminated, the Company would receive, from treasury, 50,000 common shares in the capital stock of Players. The agreement was not terminated. Amortization of this license is provided over a 10-year period using the straight-line basis to 2009. Accumulated amortization amounted to $27,463 [2001 - $19,617].

Goodwill is stated at cost less accumulated amortization. Amortization is provided using the straight-line basis over a period varying from 10 to 20 years, depending on the transaction that generated the goodwill. Accumulated amortization amounted to $28,924 [2001 - $nil], net of amounts included in discontinued operations.

On an ongoing basis, management reviews the valuation and amortization of the licenses and goodwill, taking into consideration any events and circumstances which might have impaired the fair value. The Company assumes there is an impairment if the carrying amount is greater than the expected net future cash flows. The amount of impairment, if any, is measured based on projected discounted future cash flows, using a discount rate that reflects the Company's average cost of funds. (See "Recent Pronouncements" below)

Other assets

Other assets are stated at cost net of amortization. Amortization is provided using a straight-line basis over the estimated life of the assets.

Income taxes

The Company accounts for deferred income tax assets and liabilities based on the difference between the financial statement and tax basis of assets and liabilities using enacted tax rates in accordance with SFAS No. 109.

Earnings per share

Basic earnings per share are computed by dividing income available to common shareholders by the weighted average number of common shares outstanding for the period excluding contingent shares issued in accordance with SFAS No. 128. Diluted earnings per share are calculated in accordance with the treasury stock method and are based on the weighted average number of common shares and dilutive common share equivalents outstanding.

Employee stock options

The Company accounts for its stock option plans and its employee stock purchase plan in accordance with the provisions of the Accounting Principles Board's Opinion No. 25, "Accounting for Stock Issued to Employees" ["APB 25"].

Note 2. Pro forma adjustments

Pro forma adjustment to record the purchase of Logicorp:

Components of purchase price:

Cash                                           1,500,000
Notes payable                                  2,300,000
Issuance of shares                            10,153,080
Shareholders Equity of Logicorp                 (504,969)
                                             -----------
Goodwill                                      13,448,111
                                             ===========

Pro forma adjustment to record interest expense on notes payable issued to purchase Logicorp:

      Interest expense                                  26,430
           Accrued liabilities                                26,430



Pro forma adjustment to eliminate intercompany accounts:

      Inter-company payable (Logicorp Data Systems Ltd.)         1,308,945
      Accrued Liabilities (Logicorp Service Group Ltd.)            173,395
           Inter-company receivable (Logicorp Service Group Ltd.)      1,308,945
           Other receivables (591360 Alberta Ltd.)                       173,395

                             CHELL GROUP CORPORATION
            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                         THE YEAR ENDED AUGUST 31, 2001
                   (Unaudited - Expressed in Canadian dollars)

                                                                    Logicorp      591360    123557
                                    Chell Group   Logicorp Data  Service Group   Alberta    Alberta    Adjustments
                                   Corporation     Systems Ltd.       Ltd.         Ltd.       Ltd.       (Note 1)      Pro forma
                                         $              $              $            $          $             $              $
                                   ------------    ----------      ---------     ------   ----------    -----------   ------------
REVENUE                              18,222,374    60,315,656      1,696,592     50,000       10,685             --     80,295,307

COST OF SALES                         6,818,111    54,132,802        633,490         --           --             --     61,584,403
                                   ------------    ----------      ---------     ------   ----------    -----------   ------------
                                     11,404,263     6,182,854      1,063,102     50,000       10,685             --     18,710,904
                                   ------------    ----------      ---------     ------   ----------    -----------   ------------
EXPENSES

Selling, general and
  administrative                     16,421,578     5,610,940        869,911        683       19,612             --     22,922,724
Loss from equity investment             301,100            --             --         --           --             --        301,100
Write-off of leaseholds                 355,560            --             --         --           --             --        355,560
Interest and bank charges               881,398       286,395             --         --           --        125,157      1,292,950
Depreciation and
   amortization                       3,040,407        60,986             --         --           --             --      3,101,393
Minority Interest                        27,061            --             --         --           --             --         27,061
                                   ------------    ----------      ---------     ------   ----------    -----------   ------------
Income (loss) from
   continuing operations             (9,622,841)      224,533        193,191     49,317       (8,927)      (125,157)    (9,289,884)
                                   ------------    ----------      ---------     ------   ----------    -----------   ------------
Loss from discontinued
   operations (net of income tax)    (1,603,384)           --             --         --           --             --     (1,603,384)
                                   ------------    ----------      ---------     ------   ----------    -----------   ------------
Net income (loss) and
   comprehensive income
   (loss) for the period            (11,226,225)      224,533        193,191     49,317       (8,927)      (125,157)   (10,893,268)
                                   ============    ==========      =========     ======   ==========    ===========   ============
Pro forma information
Loss per share                     $      (1.34)                                                                      $       (0.79)
Shares used in calculation            8,393,589                                                                         13,748,589
                                   ------------    ----------      ---------     ------   ----------    -----------   ------------

See accompanying notes to pro forma condensed financial statements

                             CHELL GROUP CORPORATION
                NOTES TO PRO FORMA CONDENSED FINANCIAL STATEMENTS
                       FOR THE YEAR ENDED AUGUST 31, 2001
                   (Unaudited - Expressed in Canadian dollars)

Note 1.  Pro forma adjustments

Pro forma adjustment to record interest expense on notes payable issued to purchase Logicorp:


      Interest expense                                  125,157
           Accrued liabilities                                125,157